UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2023
TRIUMPH FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TFIN	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TFINP	NASDAQ Global Select Market

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 23, 2023, the Triumph Financial, Inc. (the “Company”) Board of Directors (the “Board”) voted to increase the size of its Board to eleven members and to elect Davis Deadman as a director of the Company, filling the vacancy from the increase in the size of the Board. Mr. Deadman will serve as a director until the Company’s 2023 Annual Stockholders meeting, and he is expected to stand for election to the Board by the Company’s shareholders at such meeting. Mr. Deadman has served as a member of the Board of Directors of TBK Bank, SSB, the Company’s subsidiary bank, since 2014, and served in various capacities as an employee of TBK Bank from 2012-2022, with such service ending in 2022.
There is no arrangement or understanding between Mr. Deadman and any other person pursuant to which he was selected as a director. In addition, there are no transactions in which Mr. Deadman has an interest that are required to be disclosed under Item 404(a) of Regulation S-K.
Mr. Deadman will be compensated for his service on the Board and any committees of the Board to which he is appointed to in the future in the same manner as the Company’s other non-employee directors.
In connection with Mr. Deadman’s election to the Board, the Company has entered into an indemnification agreement with Mr. Deadman in substantially the same form as the indemnification agreement that was previously filed with the Securities and Exchange Commission as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (File No. 333-198838). The indemnification agreement provides, in general, that the Company will indemnify Mr. Deadman to the fullest extent permitted by applicable law in connection with his service to the Company or on the Company’s behalf.
Item 8.01.Other Events
On January 23, 2023, the Company issued a press release announcing the election of Mr. Deadman. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Investors are cautioned that such statements are predictions and that actual events or results may differ materially. The Company's expected financial results or other plans are subject to a number of risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 14, 2022. Forward-looking statements speak only as of the date made, and the Company undertakes no duty to update the information.
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
99.1	Press release, dated January 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated January 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: January 23, 2023